                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of September 12, 2007, between Prudential Mortgage
Capital Funding, LLC ("PMCF"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

            PMCF desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

            BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Standard &
Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and
Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the
Certificates (the "Registered Certificates") will be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2007 (the "Pooling and Servicing
Agreement"), among BSCMSI, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer"), Wells Fargo Bank, National Association, as a master servicer
(in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), Centerline Servicing Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National Association, as
trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing
Agreement as in full force and effect on the Closing Date (as defined in Section
1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the
Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            BSCMSI intends to sell the Registered Certificates to Bear, Stearns
& Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated May 29, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated September 12, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated the date hereof (the
"Memorandum"), as it may be amended or supplemented at any time hereafter.

            PMCF will indemnify the Depositor, the Underwriters, the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among PMCF, the Depositor, the
Underwriters and the Initial Purchasers.

            As used herein, "Regulation AB" means Subpart 229.1100 - Asset
Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release
(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.
1,506-1,631 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $489,239,422, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of
September 27, 2007, between the parties to this Agreement, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the
Cut-off Date to the Closing Date and any applicable deal expenses, to the
Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan
Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than

                                        2

as set forth herein, all of the right, title and interest of the Mortgage Loan
Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage
Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off
Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller)
together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective
Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage
Loan Group Intercreditor Agreement.

            After the Mortgage Loan Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

            (b)   The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is
not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of

                                        3

perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement.

            (c)   In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the
Trustee or a Custodian appointed thereby, on or before the Closing Date, the
Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the
Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of Credit and Reserve Funds, which shall be transferred to the
Trustee or to the applicable Master Servicer) for each Mortgage Loan.
Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be)
thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan
Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the
Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage
Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an Officer's Certificate of the Mortgage Loan Seller
or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was

                                        4

transmitted for recording and (2) deliver such document or instrument to the
Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage
Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an Officer's Certificate of the Mortgage Loan Seller
or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing
Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related
Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any
Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the
Closing Date, the Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged Property, the Mortgage Loan
Seller shall cause such policy, within a reasonable period following the Closing
Date, to inure to the benefit of the Trustee for the benefit of the
Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            (d)   If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan
Seller shall be responsible for paying, pursuant to a separate agreement and not pursuant to this Agreement, an upfront fee to the Trustee in connection with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. With respect to each
Mortgage, Assignment of Leases and UCC Financing Statement that has been recorded in the name of MERS or its designee (if any), the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of such Mortgage, Assignment of Leases or UCC Financing Statement on the
records of MERS.

            (e)   In connection with the Mortgage Loan Seller's assignment
pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or

                                        5

cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or
Sub-Servicer that will continue to act on behalf of the applicable Master
Servicer as contemplated by the Pooling and Servicing Agreement and a Primary
Servicing Agreement or Sub-Servicing Agreement and except to the extent that any of the following items relate to any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any
Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such Mortgage
Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
Funds and Escrow Payments in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans.

            (f)   Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage
Loan Seller shall cause all of its records to reflect such transfer as a sale
(as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

            (g)   The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such
Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law

                                        6

for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

            SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

            (a)   The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

            (b)   The Mortgage Loan Seller hereby makes, as of the Closing Date
(or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

            (c)   The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

            (d)   The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged
Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

            (e)   For so long as the Trust is subject to the reporting
requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the Purchaser (or with respect to any Serviced Non-Pooled Pari Passu
Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Certificate Administrator with any Additional
Form 10-D Disclosure and any Additional Form 10-K Disclosure opposite which
"Pooled Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the
Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the Pooling and Servicing Agreement.

            (f)   The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a

                                        7

"Mortgage Loan" hereunder for all purposes. A "Defective Mortgage Loan" is any
Mortgage Loan as to which there is an unremedied Material Breach or Material
Document Defect.

            (g)   It is understood and agreed that the representations and
warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

            SECTION 5.  Notice of Breach; Cure, Repurchase and Substitution.

            (a)   The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage
Loan (or during the two-year period following such Startup Day if the affected
Mortgage Loan is a "defective obligation" within the meaning of Section
860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying Substitute
Mortgage Loans and to pay a cash amount equal to the applicable Substitution
Shortfall Amount. The parties hereto agree that delivery by the Trustee (or a
Custodian on its behalf) of a certification or schedule of exceptions to the
Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan Seller of any Material Document Defect
therein. If any Mortgage Loan is to be

                                        8

repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or Substitution Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage File, (i) on the Closing Date of the
Mortgage Note (or a lost note affidavit and indemnity with a copy of the
Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity)
or of any Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the Mortgage Loan
Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate Assignment of
Leases as described by clauses (ii) and (iii) of the definition of "Mortgage
File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such
Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

            If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such
Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be)
shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

                  (A)   the Mortgage Loan Seller (at its expense) delivers or
      causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material
      Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an Adverse REMIC Event with respect to any REMIC Pool, or an Adverse Grantor Event with respect to either Grantor Trust Pool, under the Pooling and Servicing Agreement;
      and

                                        9

                  (B)   both of the following conditions would be satisfied if
      the Mortgage Loan Seller were to repurchase or replace only the Affected
      Loans and not the Other Crossed Loans:

                        (i)   the debt service coverage ratio for all such Other
            Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group (including the Affected
            Loan(s)) set forth in Appendix B to the Prospectus Supplement, (B)
            the debt service coverage ratio for the Cross-Collateralized Group
            (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                        (ii)  the loan-to-value ratio for the Other Crossed
            Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement, and
            (C) 75%.

The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan Seller to (in which case the
Mortgage Loan Seller shall) cause to be delivered, to the applicable Master
Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
Controlling Class Representative (such approval not to be unreasonably withheld in each case).

            With respect to any Defective Mortgage Loan that forms a part of a
Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the Purchaser agree to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the
Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant
Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the

                                       10

Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The
Borrowers set forth on Schedule V to the Pooling and Servicing Agreement are
intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

            All costs and expenses incurred by the Trustee and the applicable
Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

            (b)   Whenever one or more Replacement Mortgage Loans are
substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as
contemplated by this Section 5, upon direction by the applicable Master
Servicer, the Mortgage Loan Seller shall deliver to the Trustee the related
Mortgage File and a certification to the effect that such Replacement Mortgage
Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage
Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a
Replacement Mortgage Loan, in which case, absent a cure of the relevant Material
Breach or Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage
Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

            If any Mortgage Loan is to be repurchased or replaced by the
Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage Loan Seller shall amend the Mortgage
Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

            (c)   Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed

                                       11

thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage
Loan Seller, the Purchaser (or the Trustee) shall (i) release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage Loan to the Mortgage
Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser
(or the applicable Master Servicer on its behalf) shall notify the affected
Borrowers of the transfers of the Deleted Mortgage Loan(s) and any Replacement
Mortgage Loan(s). In connection with any such repurchase or substitution by the
Mortgage Loan Seller, each of the applicable Master Servicer and the Special
Servicer (or other servicing agent for the Purchaser) shall deliver to the
Mortgage Loan Seller or its designee any portion of the related Servicing File, together with any Escrow Payments, Reserve Funds and Additional Collateral, held by or on behalf of such Master Servicer or the Special Servicer (or other servicing agent for the Purchaser), as the case may be, with respect to the
Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan Seller.

            (d)   It is understood and agreed that the obligations of the
Mortgage Loan Seller set forth in this Section 5 to cure a Material Breach or a
Material Document Defect, or to repurchase or replace the related Defective
Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

            Notwithstanding the foregoing, to the extent (but only to the extent) that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses
(A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser
(or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

                                       12

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i)     All of the representations and warranties of the Mortgage
      Loan Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (ii)    All documents specified in Section 7 of this Agreement (the
      "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
      Agreement (insofar as such Agreement affects the obligations of the
      Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii)   The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

            (iv)    The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
      Closing Date;

            (vi)    The Mortgage Loan Seller shall have paid all fees and
      expenses payable by it to the Purchaser or otherwise pursuant to this
      Agreement;

            (vii)   the Mortgage Loan Seller shall have received the purchase
      price for the Mortgage Loans, as contemplated by Section 1; and

            (viii)  Neither the Underwriting Agreement nor the Certificate
      Purchase Agreement shall have been terminated in accordance with its terms.

            Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and

                                       13

acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the
Rating Agencies (collectively, the "Interested Parties"), and upon which the
Interested Parties may rely:

            (i)     This Agreement, duly executed by the Purchaser and the
      Mortgage Loan Seller;

            (ii)    Each of the Pooling and Servicing Agreement and the
      Indemnification Agreement, duly executed by the respective parties thereto;

            (iii)   An Officer's Certificate substantially in the form of
      Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the
      Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
      Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
      Agreement, and (B) the organizational documents of the Mortgage Loan
      Seller;

            (iv)    A certificate of good standing with respect to the Mortgage
      Loan Seller issued by the Secretary of State of the State of Delaware not
      earlier than 60 days prior to the Closing Date, and upon which the
      Interested Parties may rely;

            (v)     A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
      Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
      Closing Date, and upon which the Interested Parties may rely;

            (vi)    The written opinion of in-house counsel for the Mortgage
      Loan Seller, dated the Closing Date and addressed to the Interested
      Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

            (vii)   A written opinion of Cadwalader, Wickersham & Taft LLP,
      special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

            (viii)  A letter from Cadwalader, Wickersham & Taft LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of Exhibit D-3C hereto;

            (ix)    copies of all other opinions rendered by counsel for the
      Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage
      Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the
      Trustee may rely on such opinion as if it were addressed to them as of date thereof;

                                       14

            (x)     One or more comfort letters from Deloitte & Touche LLP,
      certified public accountants, dated the date of any preliminary Prospectus
      Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
      Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
      Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the
      Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus
      Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

            (xi)    Such further certificates, opinions and documents as the
      Purchaser may reasonably request or any Rating Agency may require.

            SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383
Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel,
Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director, Legal Department), or
such other address as may be designated by the Purchaser to the Mortgage Loan
Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage
Loan Seller at Four Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New
Jersey 07102, Attention: Sean G. Beggan, or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

            SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

                                       15

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the Trust,
notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial
by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN
OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

            SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

            SECTION 15. Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the
Mortgage Loan Seller

                                       16

without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage
Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage
Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the
Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the
Purchaser, and their respective successors and permitted assigns.

            SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such
Cross-Collateralized Group shall be deemed an inclusion of such original in the
Mortgage File for each such Mortgage Loan.

            SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       17

                                                               EXECUTION VERSION

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        PRUDENTIAL MORTGAGE CAPITAL
                                        FUNDING, LLC

                                        By: /s/ Sean Beggan
                                            ------------------------------------
                                        Name: Sean Beggan
                                        Title: Vice President

                                        BEAR STEARNS COMMERCIAL
                                        MORTGAGE SECURITIES INC.

                                        By: /s/ Adam Ansaldi
                                            ------------------------------------
                                        Name: Adam Ansaldi
                                        Title: Vice President

                                    PMCF MLPA

                                    EXHIBIT A

                     SCHEDULE OF PMCF POOLED MORTGAGE LOANS

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR17

MORTGAGE LOAN SCHEDULE

   SELLER                      CMSA        CMSA
   LOAN ID         ID        LOAN NO.   PROPERTY NO.  PROPERTY NAME (1)
---------------------------------------------------------------------------------------------------------------

   6107495         10           10         10-001     32 Sixth Avenue
   6107399         13           13         13-001     Tech Ridge Office Park
   6107308         14           14                    Szeles Portfolio 2
  6107308A        14-a                     14-001     Westshore Office Center
---------------------------------------------------------------------------------------------------------------
  6107308B        14-b                     14-002     Treeview Corporate Center
  6107308C        14-c                     14-003     Slate Hill Business Center
  6107308D        14-d                     14-004     Grandview Plaza
  6107308E        14-e                     14-005     Park Drive
   6107451         23           23         23-001     Holiday Inn - Atlanta Downtown
---------------------------------------------------------------------------------------------------------------
   6107302         25           25         25-001     Fairlane Woods
   6107373         37           37         37-001     TJ Maxx Plaza
   6107186         42           42         42-001     Town Center Colleyville
   6107326         43           43         43-001     Breckinridge Portfolio
   6107178         47           47         47-001     Montlimar Place
---------------------------------------------------------------------------------------------------------------
   6107472         49           49         49-001     Rock Shadows RV Park
   6107288         55           55         55-001     Shiloh Crossing
   6107405         61           61         61-001     Middlesex Business Center
   6107404         62           62         62-001     Four Points by Sheraton Southwest Houston
   6107312         65           65         65-001     Hampton Inn and Suites - Natomas
---------------------------------------------------------------------------------------------------------------
   6107313         66           66         66-001     Holiday Inn Express - Natomas
   6107304         69           69         69-001     Maple Brook Apartments
   6107322         75           75                    Severna Park Portfolio
  6107322A        75-a                     75-001     Severna Park Business Center
  6107322B        75-b                     75-002     Brightview Business Center
---------------------------------------------------------------------------------------------------------------
  6107322C        75-c                     75-003     Elizabeth Station
   6107379         82           82                    Richmond Apartment Portfolio
  6107379A        82-a                     82-001     The Chesterfield Apartments
  6107379B        82-b                     82-002     Stuart Court Apartments
   6107388         86           86         86-001     Lucky Center
---------------------------------------------------------------------------------------------------------------
   6106927         91           91         91-001     Stoneterra Medical Office
   6107315         94           94                    Rice Creek/Aetrium Portfolio
  6107315A        94-a                     94-001     Rice Creek Business Center III
  6107315B        94-b                     94-002     Aetrium Office Building
   6107441         98           98         98-001     Jordan Valley Medical Office
---------------------------------------------------------------------------------------------------------------
   6107324        100          100                    Baltimore Commons Portfolio
  6107324A       100-a                     100-001    Baltimore Commons
  6107324B       100-b                     100-002    Crain Professional Center
  6107324C       100-c                     100-003    Veterans Plaza
  6107324D       100-d                     100-004    Severn Professional Center
---------------------------------------------------------------------------------------------------------------
   6107247        105          105         105-001    2455 Alft Flex Building
   6107260        106          106         106-001    Malibu East Apartments
   6107289        110          110         110-001    Creek Crossing Medical
   6107237        112          112         112-001    Ironwood Shopping Center
   6106996        116          116         116-001    McHenry Plaza
---------------------------------------------------------------------------------------------------------------
   6107368        121          121                    Timbercreek Copperfield Portfolio
  6107368A       121-a                     121-001    Timbercreek Atrium
  6107368B       121-b                     121-002    The Copperfield Building
   6106979        126          126         126-001    Kenley Square
   6107452        128          128         128-001    Maple Tree Inn
---------------------------------------------------------------------------------------------------------------
   6107248        129          129         129-001    Argonne Flex Building
   6107319        130          130         130-001    White Clay Office/Retail
   6107296        134          134         134-001    Opera House
   6107317        136          136         136-001    Extra Space Storage
   6107305        138          138         138-001    Aspenwood Apartments
---------------------------------------------------------------------------------------------------------------
   6106967        146          146         146-001    Pyramid Plaza
   6107407        148          148         148-001    Quail Valley Apartments
   6107258        157          157         157-001    Triad East Office Building
   6107323        161          161                    Gambrills Business Center & Brightview II
  6107323A       161-a                     161-001    Gambrills Business Park
---------------------------------------------------------------------------------------------------------------
  6107323B       161-b                     161-002    Brightview II
   6107348        163          163         163-001    Rainbow Diablo Office Building
   6107387        183          183         183-001    Blackstone
   6107411        186          186         186-001    West Valley City Retail
   6107385        231          231         231-001    1055 Broxton Avenue
---------------------------------------------------------------------------------------------------------------
   6106883        236          236         236-001    TerraPark Properties
   6107386        245          245         245-001    1302 Pico

   SELLER
   LOAN ID    ADDRESS                                                 CITY                               STATE     ZIP CODE
-------------------------------------------------------------------------------------------------------------------------------

   6107495    32 Sixth Avenue                                         New York                            NY         10013
   6107399    9726 East 42nd Street                                   Tulsa                               OK         74146
   6107308    Various                                                 Various                             PA        Various
  6107308A    214 Senate Avenue                                       Camp Hill                           PA         17011
-------------------------------------------------------------------------------------------------------------------------------
  6107308B    Two Meridian Boulevard                                  Wyomissing                          PA         19610
  6107308C    3901-3913 Hartzdale Drive                               Camp Hill                           PA         17011
  6107308D    275 Grandview Avenue                                    Camp Hill                           PA         17011
  6107308E    2405 Park Drive                                         Harrisburg                          PA         17110
   6107451    101 Andrew Young International Blvd.                    Atlanta                             GA         30303
-------------------------------------------------------------------------------------------------------------------------------
   6107302    5521 Fairlane Woods Drive                               Dearborn                            MI         48126
   6107373    440 Middlesex Road                                      Tyngsborough                        MA         01879
   6107186    5615, 5645, 5655, & 5665 Colleyville Blvd.              Colleyville                         TX         76034
   6107326    2825, 2875, 2885 Breckinridge Boulevard                 Duluth                              GA         30096
   6107178    1110 Montlimar Drive                                    Mobile                              AL         36609
-------------------------------------------------------------------------------------------------------------------------------
   6107472    600 S. Idaho Road                                       Apache Junction                     AZ         85219
   6107288    10346 E. US Highway 36                                  Avon                                IN         46123
   6107405    107-115 Corporate Boulevard                             South Plainfield                    NJ         07080
   6107404    2828 Southwest Freeway                                  Houston                             TX         77098
   6107312    3021 Advantage Way                                      Sacramento                          CA         95834
-------------------------------------------------------------------------------------------------------------------------------
   6107313    2981 Advantage Way                                      Sacramento                          CA         95834
   6107304    11507 Maple Brook Drive                                 Louisville                          KY         40241
   6107322    Various                                                 Various                             MD        Various
  6107322A    836 Ritchie Highway                                     Severna Park                        MD         21146
  6107322B    8268 Veterans Highway                                   Millersville                        MD         21108
-------------------------------------------------------------------------------------------------------------------------------
  6107322C    8894 Fort Smallwood Road                                Pasadena                            MD         21122
   6107379    900 West Franklin Street                                Richmond                            VA         23220
  6107379A    900 West Franklin Street                                Richmond                            VA         23220
  6107379B    900 West Franklin Street                                Richmond                            VA         23220
   6107388    923-965 E. Las Tunas Drive                              San Gabriel                         CA         91776
-------------------------------------------------------------------------------------------------------------------------------
   6106927    150 East Sonterra Boulevard                             San Antonio                         TX         78216
   6107315    Various                                                 Various                             MN        Various
  6107315A    5939 Rice Creek Parkway                                 Shoreview                           MN         55126
  6107315B    2350 Helen Street                                       St. Paul                            MN         55109
   6107441    3584 West 9000 South                                    West Jordan                         UT         84088
-------------------------------------------------------------------------------------------------------------------------------
   6107324    Various                                                 Various                             MD        Various
  6107324A    7464 New Ridge Road                                     Hanover                             MD         21076
  6107324B    1460B S. Crain Highway                                  Glen Burnie                         MD         21061
  6107324C    8424 Veterans Highway                                   Millersville                        MD         21108
  6107324D    8338 Veterans Highway                                   Millersville                        MD         21108
-------------------------------------------------------------------------------------------------------------------------------
   6107247    2455 Alft Lane                                          Elgin                               IL         60124
   6107260    3264 Santa Rosa Avenue                                  Santa Rosa                          CA         95407
   6107289    101 Creek Crossing Blvd.                                Hainesport                          NJ         08036
   6107237    23920 Ironwood Avenue                                   Moreno Valley                       CA         92557
   6106996    4310-4400 West Elm Street                               McHenry                             IL         60050
-------------------------------------------------------------------------------------------------------------------------------
   6107368    Various                                                 Houston                             TX         77084
  6107368A    5870 Highway 6 North                                    Houston                             TX         77084
  6107368B    15840 FM 529                                            Houston                             TX         77084
   6106979    1150 Kenly Avenue                                       Hagerstown                          MD         21740
   6107452    711 E El Camino Real                                    Sunnyvale                           CA         94087
-------------------------------------------------------------------------------------------------------------------------------
   6107248    10330 Argonne Woods Drive                               Woodbridge                          IL         60517
   6107319    100, 300 & 700 Creekview Road & 100 Dean Drive          Newark                              DE         19711
   6107296    47 South Meridian Street                                Indianapolis                        IN         46204
   6107317    6751 Eastern Avenue                                     Baltimore                           MD         21224
   6107305    3300 Aspen Valley Circle                                Louisville                          KY         40241
-------------------------------------------------------------------------------------------------------------------------------
   6106967    3223 South Loop 289                                     Lubbock                             TX         79423
   6107407    5300 Baseline Road                                      Little Rock                         AR         72209
   6107258    10200 Linn Station Road                                 Louisville                          KY         40223
   6107323    Various                                                 Various                             MD        Various
  6107323A    750 Maryland Route 3 South                              Gambrills                           MD         21054
-------------------------------------------------------------------------------------------------------------------------------
  6107323B    8268 Veterans Highway                                   Millersville                        MD         21108
   6107348    5555 Redwood Street                                     Las Vegas                           NV         89118
   6107387    824-890 Washington Avenue                               Miami                               FL         33139
   6107411    3749 South 2700 West                                    West Valley City                    UT         84119
   6107385    1055-1059 South Broxton Avenue                          Westwood                            CA         90024
-------------------------------------------------------------------------------------------------------------------------------
   6106883    Southeast Corner of Griffin and Jackson Streets         Dallas                              TX         75202
   6107386    1302,1304 & 1308 Pico Boulevard                         Santa Monica                        CA         90405

                                                                       MONTHLY         MONTHLY
                                                   CUT-OFF                DEBT    DEBT SERVICE          FIRST
     SELLER                 ORIGINAL                  DATE             SERVICE           AFTER         PAYMENT        INTEREST
    LOAN ID              BALANCE ($)       BALANCE ($) (3)         ($) (4) (5)      IO ($) (4)          DATE          RATE (4)
----------------------------------------------------------------------------------------------------------------------------------

    6107495              40,000,000             40,000,000          190,881.48      230,843.75         5/5/2007        5.6480%
    6107399              32,000,000             32,000,000          166,548.15      195,160.23         9/5/2007        6.1600%
    6107308              29,700,000             29,700,000          155,330.31      181,710.61         9/5/2007        6.1900%
    6107308A              9,102,765              9,102,765
----------------------------------------------------------------------------------------------------------------------------------
    6107308B              6,711,058              6,711,058
    6107308C              6,068,510              6,068,510
    6107308D              5,354,567              5,354,567
    6107308E              2,463,100              2,463,100
    6107451              23,100,000             23,100,000          129,058.55      151,140.88         9/5/2007        6.6125%
----------------------------------------------------------------------------------------------------------------------------------
    6107302              22,800,000             22,800,000          122,710.97      142,167.78         8/5/2007        6.3700%
    6107373              17,625,000             17,625,000           91,135.94         NAP             9/5/2007        6.1200%
    6107186              15,500,000             15,500,000           75,826.22      90,848.04          8/5/2007        5.7900%
    6107326              15,480,000             15,480,000           77,167.08         NAP             8/5/2007        5.9000%
    6107178              14,720,000             14,720,000           73,005.41      87,027.33          6/5/2007        5.8700%
----------------------------------------------------------------------------------------------------------------------------------
    6107472              14,175,000             14,175,000           76,650.00         NAP             9/5/2007        6.4000%
    6107288              13,500,000             13,500,000           65,015.63      78,354.06          7/5/2007        5.7000%
    6107405              11,900,000             11,900,000           62,739.44      73,192.97          9/5/2007        6.2400%
    6107404              11,900,000             11,885,660           78,795.15         NAP             9/5/2007        6.2900%
    6107312              11,500,000             11,472,762           76,860.23         NAP             8/5/2007        6.3900%
----------------------------------------------------------------------------------------------------------------------------------
    6107313              11,500,000             11,472,707           76,788.72         NAP             8/5/2007        6.3800%
    6107304              11,310,000             11,297,830           64,431.50         NAP             8/5/2007        5.9925%
    6107322              10,374,000             10,374,000           54,255.78         NAP             8/5/2007        6.1900%
    6107322A              4,658,982              4,658,982
    6107322B              2,919,629              2,919,629
----------------------------------------------------------------------------------------------------------------------------------
    6107322C              2,795,389              2,795,389
    6107379              10,000,000             10,000,000           52,299.77      61,182.02          9/5/2007        6.1900%
    6107379A              5,770,000              5,770,000
    6107379B              4,230,000              4,230,000
    6107388               9,677,000              9,677,000           51,509.86         NAP             8/5/2007        6.3000%
----------------------------------------------------------------------------------------------------------------------------------
    6106927               8,900,000              8,900,000           43,538.92      52,164.36          5/5/2007        5.7900%
    6107315               8,715,000              8,691,144           51,636.09         NAP             7/5/2007        5.8900%
    6107315A              6,215,000              6,197,987
    6107315B              2,500,000              2,493,157
    6107441               8,500,000              8,489,571           55,809.48         NAP             9/5/2007        6.2000%
----------------------------------------------------------------------------------------------------------------------------------
    6107324               8,402,000              8,402,000           43,942.27         NAP             8/5/2007        6.1900%
    6107324A              4,541,621              4,541,621
    6107324B              2,100,500              2,100,500
    6107324C              1,021,865              1,021,865
    6107324D                738,014                738,014
----------------------------------------------------------------------------------------------------------------------------------
    6107247               8,020,000              8,020,000           39,776.04      47,415.70          8/5/2007        5.8700%
    6107260               8,000,000              8,000,000           39,609.26      47,246.35          7/5/2007        5.8600%
    6107289               7,600,000              7,600,000           47,687.84         NAP             10/5/2007       6.4300%
    6107237               7,500,000              7,500,000           37,197.05      44,341.37          7/5/2007        5.8700%
    6106996               7,100,000              7,100,000           36,293.00      42,796.59          9/5/2007        6.0500%
----------------------------------------------------------------------------------------------------------------------------------
    6107368               6,800,000              6,800,000           36,310.74      42,178.84          10/5/2007       6.3200%
    6107368A              3,400,000              3,400,000
    6107368B              3,400,000              3,400,000
    6106979               6,400,000              6,400,000           30,389.63      36,821.81          2/5/2007        5.6200%
    6107452               6,200,000              6,192,484           40,937.83         NAP             9/5/2007        6.2600%
----------------------------------------------------------------------------------------------------------------------------------
    6107248               6,150,000              6,150,000           29,150.57         NAP             7/5/2007        5.6100%
    6107319               6,114,000              6,114,000           32,286.02      37,644.95          9/5/2007        6.2500%
    6107296               6,000,000              6,000,000           30,568.75      36,088.84          7/5/2007        6.0300%
    6107317               5,905,500              5,905,500           29,588.33         NAP             7/5/2007        5.9300%
    6107305               5,890,000              5,883,662           33,554.51         NAP             8/5/2007        5.9925%
----------------------------------------------------------------------------------------------------------------------------------
    6106967               5,600,000              5,600,000           28,294.26      33,502.86          4/5/2007        5.9800%
    6107407               5,500,000              5,500,000           28,764.87      33,650.11          9/5/2007        6.1900%
    6107258               5,000,000              5,000,000           24,122.11      29,051.71          8/5/2007        5.7100%
    6107323               4,940,250              4,940,250           25,837.39         NAP             8/5/2007        6.1900%
    6107323A              3,976,299              3,976,299
----------------------------------------------------------------------------------------------------------------------------------
    6107323B                963,951                963,951
    6107348               4,750,000              4,750,000           24,962.79      29,153.95          9/5/2007        6.2200%
    6107387               3,821,000              3,821,000           20,209.73         NAP             8/5/2007        6.2600%
    6107411               3,750,000              3,750,000           20,151.04      23,358.34          9/5/2007        6.3600%
    6107385               2,645,000              2,645,000           13,945.03         NAP             8/5/2007        6.2400%
----------------------------------------------------------------------------------------------------------------------------------
    6106883               2,438,111              2,429,852           15,271.88         NAP             6/5/2007        6.3500%
    6107386               1,975,000              1,975,000           10,412.64         NAP             8/5/2007        6.2400%

                       INTEREST             MATURITY          ARD              ORIGINAL              STATED REMAINING
     SELLER             ACCRUAL               DATE           LOAN          TERM TO MATURITY          TERM TO MATURITY
    LOAN ID              BASIS               OR ARD          (Y/N)           OR ARD (MOS.)             OR ARD (MOS.)
------------------------------------------------------------------------------------------------------------------------------

    6107495           Actual/360            4/5/2017          No                  120                       115
    6107399           Actual/360            8/5/2017          No                  120                       119
    6107308           Actual/360            8/5/2017          No                  120                       119
    6107308A
------------------------------------------------------------------------------------------------------------------------------
    6107308B
    6107308C
    6107308D
    6107308E
    6107451           Actual/360            8/5/2014          No                  84                        83
------------------------------------------------------------------------------------------------------------------------------
    6107302           Actual/360            7/5/2017          No                  120                       118
    6107373           Actual/360            8/5/2017          No                  120                       119
    6107186           Actual/360            7/5/2017          No                  120                       118
    6107326           Actual/360            7/5/2017          No                  120                       118
    6107178           Actual/360            5/5/2017          No                  120                       116
------------------------------------------------------------------------------------------------------------------------------
    6107472           Actual/360            8/5/2017          No                  120                       119
    6107288           Actual/360            6/5/2017          No                  120                       117
    6107405           Actual/360            8/5/2017          No                  120                       119
    6107404           Actual/360            8/5/2017          No                  120                       119
    6107312           Actual/360            7/5/2017          No                  120                       118
------------------------------------------------------------------------------------------------------------------------------
    6107313           Actual/360            7/5/2017          No                  120                       118
    6107304           Actual/360            7/5/2017          No                  120                       118
    6107322           Actual/360            7/5/2017          No                  120                       118
    6107322A
    6107322B
------------------------------------------------------------------------------------------------------------------------------
    6107322C
    6107379           Actual/360            8/5/2017          No                  120                       119
    6107379A
    6107379B
    6107388           Actual/360            7/5/2012          No                  60                        58
------------------------------------------------------------------------------------------------------------------------------
    6106927           Actual/360            4/5/2017          No                  120                       115
    6107315           Actual/360            6/5/2017          No                  120                       117
    6107315A
    6107315B
    6107441           Actual/360            8/5/2017          No                  120                       119
------------------------------------------------------------------------------------------------------------------------------
    6107324           Actual/360            7/5/2017          No                  120                       118
    6107324A
    6107324B
    6107324C
    6107324D
------------------------------------------------------------------------------------------------------------------------------
    6107247           Actual/360            7/5/2017          No                  120                       118
    6107260           Actual/360            6/5/2017          No                  120                       117
    6107289           Actual/360            9/5/2017          No                  120                       120
    6107237           Actual/360            6/5/2017          No                  120                       117
    6106996           Actual/360            8/5/2017          No                  120                       119
------------------------------------------------------------------------------------------------------------------------------
    6107368           Actual/360            9/5/2017          No                  120                       120
    6107368A
    6107368B
    6106979           Actual/360            1/5/2017          No                  120                       112
    6107452           Actual/360            8/5/2017          No                  120                       119
------------------------------------------------------------------------------------------------------------------------------
    6107248           Actual/360            6/5/2017          No                  120                       117
    6107319           Actual/360            8/5/2017          No                  120                       119
    6107296           Actual/360            6/5/2017          No                  120                       117
    6107317           Actual/360            6/5/2012          No                  60                        57
    6107305           Actual/360            7/5/2017          No                  120                       118
------------------------------------------------------------------------------------------------------------------------------
    6106967           Actual/360            3/5/2017          No                  120                       114
    6107407           Actual/360            8/5/2017          No                  120                       119
    6107258           Actual/360            7/5/2017          No                  120                       118
    6107323           Actual/360            7/5/2017          No                  120                       118
    6107323A
------------------------------------------------------------------------------------------------------------------------------
    6107323B
    6107348           Actual/360            8/5/2017          No                  120                       119
    6107387           Actual/360            7/5/2017          No                  120                       118
    6107411           Actual/360            8/5/2017          No                  120                       119
    6107385           Actual/360            7/5/2017          No                  120                       118
------------------------------------------------------------------------------------------------------------------------------
    6106883           Actual/360           10/5/2016          No                  113                       109
    6107386           Actual/360            7/5/2017          No                  120                       118

                       ORIGINAL            REMAINING             REMAINING            CROSSED     PREPAYMENT
     SELLER          AMORTIZATION         AMORTIZATION         INTEREST ONLY           WITH       PROVISIONS
    LOAN ID         TERM (MOS.) (4)     TERM (MOS.) (4)        PERIOD (MOS.)        OTHER LOANS   (# OF PAYMENTS) (8)
------------------------------------------------------------------------------------------------------------------------------------

    6107495               360                 360                   55                            LO(48)/GRTR1% or YM(69)/Open(3)
    6107399               360                 360                   23                            LO(26)/Defeasance(92)/Open(2)
    6107308               360                 360                   23                            LO(47)/GRTR1% or YM(71)/Open(2)
    6107308A
------------------------------------------------------------------------------------------------------------------------------------
    6107308B
    6107308C
    6107308D
    6107308E
    6107451               336                 336                   29                            LO(23)/GRTR1% or YM(58)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
    6107302               360                 360                   34                            LO(27)/Defeasance(91)/Open(2)
    6107373                0                   0                    119                           LO(26)/Defeasance(92)/Open(2)
    6107186               360                 360                   58                            LO(27)/Defeasance(91)/Open(2)
    6107326                0                   0                    118                           LO(27)/Defeasance(90)/Open(3)
    6107178               360                 360                   56                            LO(47)/GRTR1% or YM(71)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
    6107472                0                   0                    119                           LO(26)/Defeasance(92)/Open(2)
    6107288               360                 360                   57                            LO(28)/Defeasance(90)/Open(2)
    6107405               360                 360                   59                            LO(26)/Defeasance(92)/Open(2)
    6107404               300                 299                    0                            LO(26)/Defeasance(92)/Open(2)
    6107312               300                 298                    0                            LO(27)/GRTR1% or YM(91)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
    6107313               300                 298                    0                            LO(27)/GRTR1% or YM(91)/Open(2)
    6107304               420                 418                    0                            LO(27)/Defeasance(91)/Open(2)
    6107322                0                   0                    118                           LO(27)/Defeasance(91)/Open(2)
    6107322A
    6107322B
------------------------------------------------------------------------------------------------------------------------------------
    6107322C
    6107379               360                 360                   35                            LO(26)/Flex(92)/Open(2)
    6107379A
    6107379B
    6107388                0                   0                    58                            LO(47)/GRTR1% or YM(10)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
    6106927               360                 360                   31                            LO(30)/Defeasance(87)/Open(3)
    6107315               360                 357                    0                            LO(28)/Defeasance(90)/Open(2)
    6107315A
    6107315B
    6107441               300                 299                    0                            LO(26)/Defeasance(92)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
    6107324                0                   0                    118                           LO(27)/Defeasance(91)/Open(2)
    6107324A
    6107324B
    6107324C
    6107324D
------------------------------------------------------------------------------------------------------------------------------------
    6107247               360                 360                   46                            LO(27)/Defeasance(89)/Open(4)
    6107260               360                 360                   45                            LO(28)/Defeasance(90)/Open(2)
    6107289               360                 360                    0                            LO(47)/GRTR1% or YM(71)/Open(2)
    6107237               360                 360                   57                            LO(28)/Defeasance(90)/Open(2)
    6106996               360                 360                   35                            LO(26)/Defeasance(92)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
    6107368               360                 360                   60                            LO(25)/GRTR1% or YM(93)/Open(2)
    6107368A
    6107368B
    6106979               360                 360                   52                            GRTR1% or YM(118)/Open(2)
    6107452               300                 299                    0                            LO(26)/Defeasance(92)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
    6107248                0                   0                    117                           LO(28)/Defeasance(88)/Open(4)
    6107319               360                 360                   23                            LO(26)/Defeasance(92)/Open(2)
    6107296               360                 360                   33                            LO(47)/GRTR1% or YM(71)/Open(2)
    6107317                0                   0                    57                            LO(28)/Defeasance(30)/Open(2)
    6107305               420                 418                    0                            LO(27)/Defeasance(91)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
    6106967               360                 360                   54                            LO(47)/GRTR1% or YM(71)/Open(2)
    6107407               360                 360                   35                            LO(26)/Defeasance(92)/Open(2)
    6107258               360                 360                   34                            LO(47)/GRTR1% or YM(71)/Open(2)
    6107323                0                   0                    118                           LO(27)/Defeasance(91)/Open(2)
    6107323A
------------------------------------------------------------------------------------------------------------------------------------
    6107323B
    6107348               360                 360                   35                            LO(26)/GRTR1% or YM(92)/Open(2)
    6107387                0                   0                    118                           LO(47)/GRTR1% or YM(70)/Open(3)
    6107411               360                 360                   23                            LO(25)/GRTR1% or YM(93)/Open(2)
    6107385                0                   0                    118                           LO(47)/GRTR1% or YM(70)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
    6106883               353                 349                    0                            LO(29)/Defeasance(82)/Open(2)
    6107386                0                   0                    118                           LO(47)/GRTR1% or YM(70)/Open(3)

                                       MORTGAGE
     SELLER         OWNERSHIP            LOAN            ADMINISTRATIVE         PAYMENT             PAYMENT GRACE PERIOD
    LOAN ID          INTEREST         SELLER (2)            FEE RATE             DATE             EVENT OF LATE FEE (DAYS)
------------------------------------------------------------------------------------------------------------------------------

    6107495            Fee               PMCF               0.02123%              5th                         0
    6107399            Fee               PMCF               0.02123%              5th                         0
    6107308            Fee               PMCF               0.02123%              5th                         0
    6107308A           Fee               PMCF
------------------------------------------------------------------------------------------------------------------------------
    6107308B           Fee               PMCF
    6107308C           Fee               PMCF
    6107308D           Fee               PMCF
    6107308E           Fee               PMCF
    6107451            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6107302            Fee               PMCF               0.02123%              5th                         0
    6107373            Fee               PMCF               0.02123%              5th                         0
    6107186            Fee               PMCF               0.02123%              5th                         0
    6107326            Fee               PMCF               0.02123%              5th                         0
    6107178            Fee               PMCF               0.07123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6107472            Fee               PMCF               0.05123%              5th                         0
    6107288            Fee               PMCF               0.02123%              5th                         0
    6107405            Fee               PMCF               0.04123%              5th                         0
    6107404            Fee               PMCF               0.02123%              5th                         0
    6107312            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6107313            Fee               PMCF               0.02123%              5th                         0
    6107304            Fee               PMCF               0.02123%              5th                         0
    6107322            Fee               PMCF               0.02123%              5th                         0
    6107322A           Fee               PMCF
    6107322B           Fee               PMCF
------------------------------------------------------------------------------------------------------------------------------
    6107322C           Fee               PMCF
    6107379            Fee               PMCF               0.02123%              5th                         0
    6107379A           Fee               PMCF
    6107379B           Fee               PMCF
    6107388            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6106927            Fee               PMCF               0.07123%              5th                         0
    6107315            Fee               PMCF               0.02123%              5th                         0
    6107315A           Fee               PMCF
    6107315B           Fee               PMCF
    6107441            Fee               PMCF               0.07123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6107324            Fee               PMCF               0.02123%              5th                         0
    6107324A           Fee               PMCF
    6107324B           Fee               PMCF
    6107324C           Fee               PMCF
    6107324D           Fee               PMCF
------------------------------------------------------------------------------------------------------------------------------
    6107247            Fee               PMCF               0.02123%              5th                         0
    6107260            Fee               PMCF               0.02123%              5th                         0
    6107289            Fee               PMCF               0.02123%              5th                         0
    6107237            Fee               PMCF               0.02123%              5th                         0
    6106996            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6107368            Fee               PMCF               0.02123%              5th                         0
    6107368A           Fee               PMCF
    6107368B           Fee               PMCF
    6106979            Fee               PMCF               0.02123%              5th                         0
    6107452            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6107248            Fee               PMCF               0.02123%              5th                         0
    6107319            Fee               PMCF               0.02123%              5th                         0
    6107296            Fee               PMCF               0.07123%              5th                         0
    6107317            Fee               PMCF               0.02123%              5th                         0
    6107305            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6106967            Fee               PMCF               0.02123%              5th                         0
    6107407            Fee               PMCF               0.06123%              5th                         0
    6107258            Fee               PMCF               0.05123%              5th                         0
    6107323            Fee               PMCF               0.02123%              5th                         0
    6107323A           Fee               PMCF
------------------------------------------------------------------------------------------------------------------------------
    6107323B           Fee               PMCF
    6107348            Fee               PMCF               0.02123%              5th                         0
    6107387            Fee               PMCF               0.02123%              5th                         0
    6107411            Fee               PMCF               0.02123%              5th                         0
    6107385            Fee               PMCF               0.02123%              5th                         0
------------------------------------------------------------------------------------------------------------------------------
    6106883            Fee               PMCF               0.02123%              5th                         0
    6107386            Fee               PMCF               0.02123%              5th                         0

   SELLER                  LETTER OF
   LOAN ID                   CREDIT                                                BORROWER
----------------------------------------------------------------------------------------------------------------------------

   6107495                                         32 Sixth Avenue Company LLC
   6107399                                         Tech Ridge Properties, L.P.
   6107308                                         Szeles Building & Leasing, L.P.
  6107308A
----------------------------------------------------------------------------------------------------------------------------
  6107308B
  6107308C
  6107308D
  6107308E
   6107451                                         Atlanta Downtown Hotel, LLC
----------------------------------------------------------------------------------------------------------------------------
   6107302                                         Fairlane Rental Properties Limited Partnership
   6107373                                         TJ Middlesex LLC and TJ Middlesex II LLC
   6107186                                         Melvin & Martindale II, LTD.
   6107326    Leasing Reserve (500,000 LOC),       Breckinridge II LP
              Replacement Reserve (100,000 LOC)
   6107178                                         Montlimar Operating LLC
----------------------------------------------------------------------------------------------------------------------------
   6107472                                         Voorhees Group, L.L.C.
   6107288                                         Shiloh Venture LLC
   6107405    Tax ($110,000 LOC)                   46.21 Associates, L.P., 46.22 Associates, L.P.
   6107404                                         Khanna Enterprises, LP
   6107312                                         Geweke Natomas 11, L.P.
----------------------------------------------------------------------------------------------------------------------------
   6107313                                         Geweke Natomas 9, L.P.
   6107304                                         Maple Ventures, LLC
   6107322                                         GWS Assets Financial, LLC
  6107322A
  6107322B
----------------------------------------------------------------------------------------------------------------------------
  6107322C
   6107379                                         NWJ Chesterfield Apartments LLC; Stuart Court Apartments, LLC
  6107379A
  6107379B
   6107388                                         The Lucky Center, LLC
----------------------------------------------------------------------------------------------------------------------------
   6106927                                         NCOI 1, Ltd.
   6107315                                         Triple Shot, LLC
  6107315A
  6107315B
   6107441                                         Tegra Jordan Valley Owner, L.C.
----------------------------------------------------------------------------------------------------------------------------
   6107324                                         CBSV Financial, LLC
  6107324A
  6107324B
  6107324C
  6107324D
----------------------------------------------------------------------------------------------------------------------------
   6107247                                         Alft in Elgin, LLC, JES Alft, LLC
   6107260                                         Malibu East, LLC
   6107289                                         Creek Crossing II LLC
   6107237                                         Ironwood Community Plaza, LLC
   6106996                                         4310-4400 McHenry Plaza, LLC
----------------------------------------------------------------------------------------------------------------------------
   6107368                                         Copperfield Timbercreek Atrium LLC
  6107368A
  6107368B
   6106979                                         Kenley Square-B, LLC
   6107452                                         Maple Tree Investors, A California Limited Partnership
----------------------------------------------------------------------------------------------------------------------------
   6107248                                         Argonne Bridge, LLC and JES Argonne Bridge LLC
   6107319                                         White Clay Associates, LLC
   6107296                                         Bodner-Opera House, LLC
   6107317                                         C and B Building, LLC
   6107305                                         Aspenwood Apartments, LLC
----------------------------------------------------------------------------------------------------------------------------
   6106967                                         BIG Pyramid Plaza, LLC; BIG Pyramid Plaza TIC, LLC; BIG Pyramid
                                                   Plaza TIC 1, LLC; BIG Pyramid Plaza TIC 2, LLC; BIG Pyramid Plaza TIC 4,
                                                   LLC; BIG Pyramid Plaza TIC 5, LLC; BIG Pyramid Plaza TIC 6, LLC; BIG
                                                   Pyramid Plaza TIC 7, LLC; BIG Pyramid Plaza TIC 8, LLC; BIG Pyramid Plaza
                                                   TIC 9, LLC; BIG Pyramid Plaza TIC 10, LLC; BIG Pyramid Plaza TIC 11, LLC;
                                                   BIG Pyramid Plaza TIC 12, LLC; BIG Pyramid Plaza TIC 13, LLC; BIG
                                                   Pyramid Plaza TIC 14, LLC; BIG Pyramid Plaza TIC 15, LLC
   6107407                                         Quail Valley, L.P.
   6107258                                         Tomorrow IX Triad L.P.
   6107323                                         Stone GBC and BV, LLC
  6107323A
----------------------------------------------------------------------------------------------------------------------------
  6107323B
   6107348                                         Rainbow MOB 5555, LLC
   6107387                                         Blackstone Associates, Ltd.
   6107411                                         Real Estate Investment Partners, LLC
   6107385                                         1055 Broxton Associates, LLC
----------------------------------------------------------------------------------------------------------------------------
   6106883                                         Block 64, LLC
   6107386                                         1302 Pico Blvd. Associates, LLC

                                                                                       NON-TRUST-SERVICED       NON-TRUST-SERVICED
   SELLER                  MASTER                MASTER SERVICER      LOAN GROUP      POOLED MORTGAGE LOAN     POOLED MORTGAGE LOAN
   LOAN ID                SERVICER                  FEE RATE         (ONE OR TWO)       APPLICABLE RATE              ACCRUAL
------------------------------------------------------------------------------------------------------------------------------------

   6107495    Prudential Asset Resources, Inc.      0.02050%              1                See PWR16                See PWR16
   6107399    Prudential Asset Resources, Inc.      0.02050%              1
   6107308    Prudential Asset Resources, Inc.      0.02050%              1
  6107308A
------------------------------------------------------------------------------------------------------------------------------------
  6107308B
  6107308C
  6107308D
  6107308E
   6107451    Prudential Asset Resources, Inc.      0.02050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6107302    Prudential Asset Resources, Inc.      0.02050%              2
   6107373    Prudential Asset Resources, Inc.      0.02050%              1
   6107186    Prudential Asset Resources, Inc.      0.02050%              1
   6107326    Prudential Asset Resources, Inc.      0.02050%              1
   6107178    Prudential Asset Resources, Inc.      0.07050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6107472    Prudential Asset Resources, Inc.      0.05050%              1
   6107288    Prudential Asset Resources, Inc.      0.02050%              1
   6107405    Prudential Asset Resources, Inc.      0.04050%              1
   6107404    Prudential Asset Resources, Inc.      0.02050%              1
   6107312    Prudential Asset Resources, Inc.      0.02050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6107313    Prudential Asset Resources, Inc.      0.02050%              1
   6107304    Prudential Asset Resources, Inc.      0.02050%              2
   6107322    Prudential Asset Resources, Inc.      0.02050%              1
  6107322A
  6107322B
------------------------------------------------------------------------------------------------------------------------------------
  6107322C
   6107379    Prudential Asset Resources, Inc.      0.02050%              2
  6107379A
  6107379B
   6107388    Prudential Asset Resources, Inc.      0.02050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6106927    Prudential Asset Resources, Inc.      0.07050%              1
   6107315    Prudential Asset Resources, Inc.      0.02050%              1
  6107315A
  6107315B
   6107441    Prudential Asset Resources, Inc.      0.07050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6107324    Prudential Asset Resources, Inc.      0.02050%              1
  6107324A
  6107324B
  6107324C
  6107324D
------------------------------------------------------------------------------------------------------------------------------------
   6107247    Prudential Asset Resources, Inc.      0.02050%              1
   6107260    Prudential Asset Resources, Inc.      0.02050%              2
   6107289    Prudential Asset Resources, Inc.      0.02050%              1
   6107237    Prudential Asset Resources, Inc.      0.02050%              1
   6106996    Prudential Asset Resources, Inc.      0.02050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6107368    Prudential Asset Resources, Inc.      0.02050%              1
  6107368A
  6107368B
   6106979    Prudential Asset Resources, Inc.      0.02050%              2
   6107452    Prudential Asset Resources, Inc.      0.02050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6107248    Prudential Asset Resources, Inc.      0.02050%              1
   6107319    Prudential Asset Resources, Inc.      0.02050%              1
   6107296    Prudential Asset Resources, Inc.      0.07050%              1
   6107317    Prudential Asset Resources, Inc.      0.02050%              1
   6107305    Prudential Asset Resources, Inc.      0.02050%              2
------------------------------------------------------------------------------------------------------------------------------------
   6106967    Prudential Asset Resources, Inc.      0.02050%              1
   6107407    Prudential Asset Resources, Inc.      0.06050%              2
   6107258    Prudential Asset Resources, Inc.      0.05050%              1
   6107323    Prudential Asset Resources, Inc.      0.02050%              1
  6107323A
------------------------------------------------------------------------------------------------------------------------------------
  6107323B
   6107348    Prudential Asset Resources, Inc.      0.02050%              1
   6107387    Prudential Asset Resources, Inc.      0.02050%              1
   6107411    Prudential Asset Resources, Inc.      0.02050%              1
   6107385    Prudential Asset Resources, Inc.      0.02050%              1
------------------------------------------------------------------------------------------------------------------------------------
   6106883    Prudential Asset Resources, Inc.      0.02050%              1
   6107386    Prudential Asset Resources, Inc.      0.02050%              1

                                     Ex. A-1

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

            The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

            (a)   The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of
Delaware.

            (b)   The Mortgage Loan Seller's execution and delivery of,
performance under, and compliance with this Agreement, will not violate the
Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan
Seller to perform its obligations under this Agreement.

            (c)   The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (d)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (e)   The Mortgage Loan Seller is not in violation of, and its
execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan
Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (f)   No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (g)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (h)   The transfer of the Mortgage Loans to the Purchaser as
contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (i)   The Mortgage Loan Seller is not transferring the Mortgage
Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            (j)   The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

            (k)   After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan
Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            (l)   The Mortgage Loan Seller does not intend to, and does not
believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (m)   No proceedings looking toward liquidation, dissolution or
bankruptcy of the Mortgage Loan Seller are pending or contemplated.

            (n)   The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New Jersey.

            (o)   The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

            The Purchaser hereby represents and warrants that, as of the Closing
Date:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.

            (b)   The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this
Agreement.

            (c)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (d)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

            (e)   The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (f)   The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3.    Payment Record. As of the Closing Date, the Mortgage Loan is
not, and in the prior 12 months (or since the date of origination if such
Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage Loan, the Mortgage Loan has not, to the
Mortgage Loan Seller's

                                     Ex. C-1

knowledge, been 60 days or more past due in respect of any Monthly Payment
(without giving effect to any applicable grace period) at any time since the date of origination.

            4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), unless the related Mortgage has been recorded in the name of

                                     Ex. C-2

Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Mortgage (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller) unless the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Assignment of Leases (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related
Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the

                                     Ex. C-3

engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage
Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment)
obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following:
(a) access to a public road; and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related
Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                                     Ex. C-4

            10.   Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage

                                     Ex. C-5

Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage
Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y)

                                     Ex. C-6

provides for a deductible and the amount of that deductible is held in escrow.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such

                                     Ex. C-7

hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the Mortgage for each
Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in
Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the
Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a
Mortgaged Property is in an area identified in the Federal Register by the
Federal Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15.   Taxes and Assessments. To the Mortgage Loan Seller's
knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related
Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the
Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related Mortgaged Property that is an Affiliate of the Borrower or
(z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                                     Ex. C-8

            17.   Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18.   Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)   Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)   The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c)   The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld; provided that such Ground Lease has not been terminated and all

                                     Ex. C-9

amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d)   The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

            (e)   In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such Ground
Lease provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such Ground Lease; to the
Mortgage Loan Seller's knowledge, there is no material default under such Ground
Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

            (f)   Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated
maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

            (g)   Such Ground Lease requires the lessor to enter into a new
lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related
Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i)   Such Ground Lease does not impose any restrictions on
subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such
Mortgage Loan; and

                                    Ex. C-10

            (j)   Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground
Lease.

            19.   Qualified Mortgage. Such Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(f)(2)).

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22.   Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

            23.   Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any

                                    Ex. C-11

mortgage liens junior to or of equal priority with the liens of the related
Mortgage. Each of the related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24.   No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial

                                    Ex. C-12

release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29.   Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30.   Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31.   Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32.   No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach;
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer on

                                    Ex. C-13

behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the
Mortgage Loan.

            33.   Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34.   Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            35.   Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            36.   Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering

                                    Ex. C-14

such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            37.   Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties"
within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38.   [RESERVED]

            39.   [RESERVED]

            40.   Recourse. The related Mortgage Loan Documents contain
provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that has not been assigned to the Purchaser.

            42.   Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            43.   Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                                    Ex. C-15

            44.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45.   Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46.   No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

            47.   Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48.   Access Routes. Based solely on surveys, title insurance
reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

            49.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

            50.   Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51.   Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage.
With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the

                                    Ex. C-16

Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                    Ex. C-17

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            Note: The Mortgage Loans known as Severna Park Portfolio, Baltimore
Commons Portfolio and Gambrills Business Center and Brightview II (Loan Nos. 75,
100 and 161a and 161b), have an Indemnity Deed of Trust structure. The related borrower under each such Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The related property owner for each such Mortgage Loan executed an Indemnity Deed of Trust and
Security Agreement in favor of the lender, guaranteeing all amounts payable by the borrower under the related note. With respect to certain of the representations and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the property owner of the related Mortgaged
Property.

EXCEPTIONS TO REPRESENTATION 2 (OWNERSHIP OF MORTGAGE LOANS)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 10 (32 Sixth Avenue)                 The Mortgage Loan is subject to the terms and
                                              conditions of an intercreditor agreement between
                                              the initial holder of the A-1 note and the Mortgage
                                              Loan Seller, the initial holder of the A-2 note.
-------------------------------------------------------------------------------------------------
Loan No. 25 (Fairlane Woods)                  The Mortgage Loan is subject to the terms and
                                              conditions of an intercreditor agreement between
                                              the Mortgage Loan Seller, the initial holder of the
                                              A note, and the initial holder of the B Note.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 4 (LIEN; VALID ASSIGNMENT)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 10 (32 Sixth Avenue)                 The Mortgaged Property securing the Mortgage Loan
                                              also secures one pari passu A note, which is not an
                                              asset of the trust.
-------------------------------------------------------------------------------------------------
Loan No. 25 (Fairlane Woods)                  The Mortgaged Property securing the Mortgage Loan
                                              also secures one subordinate B note, which is not
                                              an asset of the trust.

                                              The Mortgaged Property is also subject to a right
                                              of first offer/right of first refusal in favor of
                                              the prior owner. The right of first offer/right of
                                              first refusal does not apply to (a) a mortgage
                                              transaction, (b) a foreclosure sale or deed-in-
-------------------------------------------------------------------------------------------------

                                    Sch. C-1

-------------------------------------------------------------------------------------------------

                                              lieu of foreclosure, or (c) the initial sale of the
                                              Mortgaged Property by a mortgagee after it takes
                                              title to the property. The right of first
                                              offer/right for first refusal will expire April 1,
                                              2008.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 14 (INSURANCE)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 42 (Town Center Colleyville)         The tenant at a ground leased pad owns the
                                              improvements and provides self-insurance for the
                                              required insurance coverage with respect to such
                                              improvements.
-------------------------------------------------------------------------------------------------
Loan No. 183 (Blackstone)                     The flood insurance obtained for the Mortgaged
                                              Property does not include an endorsement for law
                                              and ordinance coverage. However, until such
                                              endorsement is obtained, the borrower and the
                                              related recourse carveout guarantor are liable for
                                              any losses resulting from the absence of such
                                              endorsement.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 23 (OTHER MORTGAGE LIENS)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 10 (32 Sixth Avenue)                 The Mortgaged Property securing the Mortgage Loan
                                              also secures one pari passu A note, which is not an
                                              asset of the trust.
-------------------------------------------------------------------------------------------------
Loan No. 25 (Fairlane Woods)                  The Mortgaged Property securing the Mortgage Loan
                                              also secures one subordinate B note, which is not
                                              an asset of the trust.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 27 (CROSS-COLLATERALIZATION)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 10 (32 Sixth Avenue)                 The Mortgaged Property securing the Mortgage Loan
                                              also secures one pari passu A note, which is not an
                                              asset of the trust.
-------------------------------------------------------------------------------------------------
Loan No. 25 (Fairlane Woods)                  The Mortgaged Property securing the Mortgage Loan
                                              also secures one subordinate B note, which is not
                                              an asset of the trust.
-------------------------------------------------------------------------------------------------

                                    Sch. C-2

EXCEPTIONS TO REPRESENTATION 33 (DUE-ON-SALE)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan Nos. 47, 146 (Montlimar Place, Pyramid   The loan documents also permit, without lender
Plaza)                                        consent, with respect to Mortgage Loans made to
                                              tenant-in-common borrowers, transfers among and to
                                              additional tenant-in-common borrowers.

Loan Nos. 10, 37, 49, 65, 66, 82, 128, 157    The loan documents permit the equity owners of the
(32 Sixth Avenue, TJ Maxx Plaza, Rock         borrower to incur mezzanine debt subject to
Shadows RV Park, Hampton Inn and Suites -     satisfaction of various conditions specified in
Natomas, Holiday Inn Express - Natomas,       such documents, generally including the
Richmond Apartment Portfolio, Maple Tree      satisfaction of a DSCR and/or LTV tests and
Inn, Triad East Office Building)              delivery of a "no downgrade" confirmation from the
                                              applicable rating agencies.

Loan No. 47 (Montlimar Place)                 The loan documents permit the incurrence of up to
                                              $300,000 in unsecured debt by the borrower in favor
                                              of a specified lender, secured by a pledge from its
                                              equity owners of their equity interests in the
                                              borrower, subject to execution of an acceptable
                                              subordination agreement in favor of the lender.

Loan No. 61 (Middlesex Business Center)       The partners or members of the borrower are
                                              permitted to transfer their interest to a third
                                              party so long as (i) Richard Baker, Robert Baker
                                              and/or another person reasonably acceptable to the
                                              lender maintains a controlling interest in such
                                              borrower or any general partner of such borrower
                                              and (ii) the lender has received "no downgrade"
                                              confirmation of the ratings assigned to the
                                              Certificates from each applicable Rating Agency.

Loan Nos. 69, 138 (Maple Brook Apartments     The loan documents permit the equity owners of a
and Aspenwood Apartments)                     future owner of the Mortgaged Property, who acquire
                                              the Mortgaged Property in an arms-length
                                              transaction from the original borrower and are not
                                              affiliated with the original borrower, to incur
                                              mezzanine debt subject to satisfaction of various
                                              conditions specified in such documents, including
                                              the satisfaction of DSCR and LTV tests.

                                    Sch. C-3

EXCEPTIONS TO REPRESENTATION 34 (SINGLE PURPOSE ENTITY)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 75 (Severna Park Portfolio)          The Mortgaged Property is owned by the grantor
                                              under an Indemnity Deed of Trust structure. The
                                              grantor, GWS Assets, LLC, is not a Single Purpose
                                              Entity.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 35 (WHOLE LOAN)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 10 (32 Sixth Avenue)                 The Mortgage Loan is subject to the terms and
                                              conditions of an intercreditor agreement between
                                              the initial holder of the A-1 note, and the
                                              Mortgage Loan Seller, the initial holder of the A-2
                                              note.
-------------------------------------------------------------------------------------------------
Loan No. 25 (Fairlane Woods)                  The Mortgage Loan is subject to the terms and
                                              conditions of an intercreditor agreement between
                                              the Mortgage Loan Seller, the initial holder of the
                                              A note, and the initial holder of the B note.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 40 (RECOURSE)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan Nos. 47, 146 (Montlimar Place, Pyramid   As a result of the tenant-in-common structure, each
Plaza)                                        borrower under the related Mortgage Loan and the
                                              related recourse carveout guarantor is or will be
                                              liable under its recourse carveout guaranty only to
                                              the extent that the event that caused the liability
                                              under the guaranty was caused by such borrower.
-------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 51 (TERRORISM INSURANCE)

-------------------------------------------------------------------------------------------------
               MORTGAGE LOAN                                       EXCEPTION
-------------------------------------------------------------------------------------------------

Loan No. 10 (32 Sixth Avenue)                 The borrower is required to maintain terrorism
                                              insurance but in no event is required to spend for
                                              any 12-month period in excess of the lesser of (i)
                                              $250,000.00, as such amount may be increased
                                              annually (as of September 1 of each calendar year
                                              beginning September 1, 2008)

                                    Sch. C-4

                                              during the term of the Mortgage Loan by a
                                              percentage equal to the increase in the Consumer
                                              Price Index from the previous year, as determined
                                              by the lender, or (ii) the amount required to
                                              purchase terrorism coverage for the Mortgaged
                                              Property in an amount equal to $360,000,000.00.

Loan No. 14 (Szeles Portfolio)                If the Terrorism Risk Insurance Act of 2002, Public
                                              Law 107-297, as amended ("TRIA"), is no longer in
                                              effect, the borrower is required to purchase only
                                              as much terrorism insurance as may be obtained for
                                              an annual premium equal to two times the aggregate
                                              premiums for all insurance in effect at origination
                                              (and not just the portion of premiums attributable
                                              to the terrorism insurance).

Loan No. 23 (Holiday Inn - Atlanta Downtown)  If TRIA is no longer in effect, the borrower is required to purchase terrorism insurance in an
                                              amount equal to the lesser of (i) the amount the
                                              required by the lender and (ii) the amount which is
                                              available for an annual premium equal to two times
                                              the annual premium for terrorism insurance in
                                              effect at origination.

Loan No. 25 (Fairlane Woods)                  If TRIA is no longer in effect, the borrower is
                                              required to purchase only so much terrorism
                                              insurance as may be obtained for an annual premium
                                              equal to two times of the annual premium of the
                                              "all-risk" insurance policy in effect at
                                              origination.

                                    Sch. C-5

                                   EXHIBIT D-1

                   FORM OF CERTIFICATE OF THE SECRETARY OR AN
                 ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed certificate attached at Tab 41.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

            In connection with the execution and delivery by Prudential Mortgage
Capital Funding, LLC ("PMCF") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of September 12, 2007 (the "Mortgage Loan Purchase
Agreement") among PMCF as seller and Bear Stearns Commercial Mortgage Securities
Inc. as purchaser (the "Purchaser"), the undersigned hereby certifies that (i)
except as previously disclosed to the Purchaser in writing, the representations and warranties of PMCF in or made pursuant to Section 4(a) of the Mortgage Loan
Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) PMCF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase
Agreement to be performed or satisfied at or prior to the date hereof, and (iii)
since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the
Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of PMCF. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                     Certified this ___day of September, 2007.

                                     PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                     By: _____________________________________
                                     Name:
                                     Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(VI)

                      Executed opinion attached at Tab 91.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(VII)

                      Executed opinion attached at Tab 90.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(VIII)

                 Executed opinion attached at Tab 88 and Tab 89.

                                   Ex. D-3C-1